UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 25, 2005

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32314	56-2451736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement

On August 25, 2005, New Century Mortgage Corporation, an indirect wholly owned subsidiary of the registrant (“NCMC”), NC Capital Corporation, a direct wholly owned subsidiary of NCMC (“NC Capital”), NC Residual II Corporation, a direct wholly owned subsidiary of NC Capital (“NCRII”), New Century Credit Corporation, a direct wholly owned subsidiary of the registrant (“NCCC” and, together with NCMC, NC Capital and NCRII, the “Borrowers”), and IXIS Real Estate Capital Inc. (“IXIS”) entered into a Letter Agreement (the “Letter Agreement”) relating to the parties’ Third Amended and Restated Master Repurchase Agreement, dated as of September 10, 2004, as amended (the “Third Amended and Restated Master Repurchase Agreement”). The purpose of the Letter Agreement was to amend the terms of the Third Amended and Restated Master Repurchase Agreement to temporarily increase the total commitment of IXIS under the Third Amended and Restated Master Repurchase Agreement from $700,000,000 to $850,000,000 from the date of the Letter Agreement until September 23, 2005. The Letter Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

On August 26, 2005, NC Capital, NCCC and NCRII entered into an Amended and Restated Master Repurchase Agreement (the “Amended Bear Stearns MRA”), dated as of August 18, 2005, with Bear Stearns Mortgage Capital Corporation (“Bear Stearns”), and a Master Repurchase Agreement (the “Concord MRA”), dated as of August 26, 2005, with Concord Minutemen Capital Company, LLC (“Concord”). The purpose of the Amended Bear Stearns MRA and the Concord MRA was to amend the Master Repurchase Agreement (the “Original Bear Stearns MRA”), dated as of October 31, 2003, between NC Capital, NCCC, NCRII and Bear Stearns, to add Concord as a conduit lender under the Original Bear Stearns MRA. Concurrently, the registrant entered into a Guaranty (the “Bear Stearns Guaranty”) in favor of Bear Stearns, dated as of August 18, 2005, in order to guaranty NC Capital, NCCC and NCRII’s obligations under the Amended Bear Stearns MRA. The Amended Bear Stearns MRA, the Concord MRA and the Bear Stearns Guaranty are filed as Exhibits 10.2, 10.3 and 10.4, respectively, to this Current Report and are incorporated herein by reference.

On August 26, 2005, NCMC, NC Capital, NCCC, NCRII and the registrant entered into Amendment No. 1 to the Master Repurchase Agreement (the “CSFB MRA Amendment”) with Credit Suisse First Boston Mortgage Capital LLC (“CSFB”). The purpose of the CSFB MRA Amendment was to increase the size of CSFB’s commitment under the Master Repurchase Agreement, dated as of December 22, 2004, among NCMC, NC Capital, NCCC, NCRII, the registrant and CSFB. The CSFB MRA Amendment is filed as Exhibit 10.5 to this Current Report and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Letter Agreement, dated as of August 25, 2005, by and among NC Capital Corporation, New Century Credit Corporation, New Century Mortgage Corporation, NC Residual II Corporation and IXIS Real Estate Capital Inc.

10.2	Amended and Restated Master Repurchase Agreement, dated as of August 18, 2005, by and among NC Capital Corporation, New Century Credit Corporation, NC Residual II Corporation and Bear Stearns Mortgage Capital Corporation.

10.3	Master Repurchase Agreement, dated as of August 26, 2005, by and among NC Capital Corporation, New Century Credit Corporation, NC Residual II Corporation and Concord Minutemen Capital Company, LLC.

10.4	Guaranty, dated as of August 18, 2005, in favor of Bear Stearns Mortgage Capital Corporation.

10.5	Amendment No. 1 to Master Repurchase Agreement, dated as of August 26, 2005, by and among NC Capital Corporation, New Century Credit Corporation, New Century Mortgage Corporation, NC Residual II Corporation, New Century Financial Corporation and Credit Suisse First Boston Mortgage Capital LLC.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

August 31, 2005	By:	/s/ Robert K. Cole
Robert K. Cole
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Letter Agreement, dated as of August 25, 2005, by and among NC Capital Corporation, New Century Credit Corporation, New Century Mortgage Corporation, NC Residual II Corporation and IXIS Real Estate Capital Inc.

10.2	Amended and Restated Master Repurchase Agreement, dated as of August 18, 2005, by and among NC Capital Corporation, New Century Credit Corporation, NC Residual II Corporation and Bear Stearns Mortgage Capital Corporation.

10.3	Master Repurchase Agreement, dated as of August 26, 2005, by and among NC Capital Corporation, New Century Credit Corporation, NC Residual II Corporation and Concord Minutemen Capital Company, LLC.

10.4	Guaranty, dated as of August 18, 2005, in favor of Bear Stearns Mortgage Capital Corporation.

10.5	Amendment No. 1 to Master Repurchase Agreement, dated as of August 26, 2005, by and among NC Capital Corporation, New Century Credit Corporation, New Century Mortgage Corporation, NC Residual II Corporation, New Century Financial Corporation and Credit Suisse First Boston Mortgage Capital LLC.